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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2003

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                               54-1521616
          --------                                               ----------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                                     0-28238
                                     -------
                            (Commission file number)

            21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (703) 654-6091

              7439 East Ridgecrest Road, Cave Creek , Arizona 85331
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant
        --------------------------------

         On June 26, 2003 ("Effective Date"), pursuant to the terms of an Amended and Restated Agreement and Plan of Reorganization, dated effective June 12, 2003 ("Agreement and Plan"), by and among Guardian Technologies International, Inc., a Delaware corporation (the "Company"), RJL Marketing Services, Inc., a privately held Delaware corporation ("RJL"), and all of the shareholders of RJL, the Company acquired all of the outstanding capital stock of RJL (the "Reverse Acquisition") in exchange for the issuance of shares of common stock and shares of preferred stock of the Company. The transaction is to be accounted for as a purchase transaction.

         RJL is a distributor of certain knowledge extraction software primarily to the Federal, state and municipal governments and to the bio/medical market. RJL is a development stage company and was incorporated in the State of Delaware on October 23, 2003. The purpose of the Reverse Acquisition is to enable RJL to have access to the public securities market to facilitate the raising of equity and debt financing in order to implement its business plan.

         RJL has commitments to issue an aggregate of 5,920,000 additional shares of common stock and 2,600 additional shares of preferred stock of the Company to certain consultants immediately following the closing of the Reverse Acquisition.

Summary of Terms of Reverse Acquisition
---------------------------------------

         On the Effective Date, pursuant to the Agreement and Plan, the two stockholders of RJL, Mr. Robert A. Dishaw and Mr. Michael W. Trudnak, exchanged all of their shares in RJL for an aggregate of 5,511,500 shares of common stock and an aggregate of 4,097 shares of Series A Convertible Preferred Stock, $.20 par value per share ("Series A Preferred Stock"), of the Company. The shares of Series A Preferred Stock have a preferential liquidation value of $20.00 per share and each share will be automatically converted into 1,000 shares of common stock of the Company (subject to certain antidilution adjustments) upon the Company attaining Earnings Before Income Taxes and Depreciation (EBITDA) aggregating $2,500,000 following the Reverse Acquisition in the period commencing on the date of issuance through June 26, 2005, as evidenced by the Company's financial statement contained in its reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. The foregoing shares were issued to the RJL stockholders in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and constitute "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act. As a condition to the closing, Mr. Moorer, the former President, Chief Financial Officer and a director of the Company, and Messrs Houtz and Stevens, the former directors of the Company entered into lock up agreements with RJL and the Company pursuant to which they agreed not to sell their shares of the Company for a period of six months, except that they may, during such period, sell an aggregate of 50,000 shares a calendar month.

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         Concurrently with the closing of the Reverse Acquisition, the Company closed on an equity financing pursuant to which it placed an aggregate of 1,000,000 shares of common stock at a price of $.50 per share for aggregate proceeds of $500,000. Such financing was required as a condition to closing of the Reverse Acquisition. The shares of common stock were issued by the Company in reliance upon the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act. The Company has granted to investors in such offering a five year piggy back registration right (except for underwritten offerings and offerings other than for cash registered on a Form S-8 or S-4).

         Immediately prior to the closing, and effective as of June 23, 2003, the Company assigned all of its pre-closing assets and liabilities to a newly formed subsidiary, Black Mountain Holding, Inc. All of the shares of Black Mountain Holdings, Inc., owned by the Company will be spun off to the Company's stockholders, pro rata, in the nature of a stock dividend distribution. Shareholders of the Company entitled to participate in the spin-off distribution will receive one share of Black Mountain for each share of the Company that they hold as of the record date. The Company established June 23, 2003, as the record date for the spin off. Following that date, the shares of the Company have traded "ex dividend." The Company has been advised by prior management of the Company that Black Mountain intends to file a registration statement with the Commission to register under the Securities Act the distribution of the spin off shares to Company shareholders pro rata and the spin off will not occur until such registration statement is declared effective by the Commission. Pending effectiveness of the registration statement, the shares of Black Mountain will be held in a spin off trust for the benefit of the Company's shareholders. The trustee of the trust is J. Andrew Moorer, the former President and Chief Financial Officer of the Company.

Exclusive Distribution Agreement with Diagnos
---------------------------------------------

         Effective as of, and as a condition to, the closing of the Reverse Acquisition, the Company entered into an Exclusive Distribution Agreement with Diagnos, Inc., a Canadian public company, pursuant to which the Company is appointed as the exclusive distributor of certain knowledge extraction software that has been developed by Diagnos. Under the agreement, the Company is the exclusive distributor of Diagnos' products to the U.S. federal, state and municipal governments and the U.S. bio/medical market, subject to certain limited carve-outs. Upon execution of the agreement, the Company was required to make a royalty payment to Diagnos in the amount of $150,000 which is to be credited against the first seven licenses that the Company sells. The agreement is a renewable ten year agreement.

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Resignation of Company Officers and Directors
---------------------------------------------

         Effective as of the closing of the Reverse Acquisition, all of the previous directors and officers of the Company resigned and were replaced by officers and directors designated by RJL. As a condition to closing, Mr. Moorer entered into a settlement agreement pursuant to which Mr. Moorer's employment agreement, dated February 19, 1999, was terminated and Mr. Moorer agreed to release the Company from any and all claims for future compensation thereunder. Mr. Moorer and the Company entered into mutual releases for claims arising in connection with Mr. Moorer's employment with the Company.

         The new directors designated by RJL are as follows:

                  Robert A. Dishaw
                  Michael W. Trudnak
                  Andrew J. Koralewicz
                  Walter Ludwig

         The new executive officers that have been designated to replace the Company's existing executive officers and their respective positions are as follows:

         Michael W. Trudnak - Chairman of the Board, Chief Executive Officer,
                              Secretary and Treasurer

         Robert A. Dishaw - President and Chief Operating Officer

        Biographical Information for New Directors and Executive Officers
        -----------------------------------------------------------------

         Listed below is biographical information for each of the directors and executive officers that were appointed at closing of the Reverse Acquisition to replace prior management, including his principal occupation and other business affiliations.

Michael W. Trudnak, Chairman of the Board, Chief Executive Officer, Secretary, Treasurer and Director.

Since March 2003, Mr. Trudnak has been Chairman of the Board, Chief Executive Officer, Secretary, Treasurer and a director of RJL. From October 2002 to March 2003, Mr. Trudnak was a consultant to certain telecommunications services companies. From April 2002 to October 2002, Mr. Trudnak was Chief Operating Officer and subsequently President, Chief Executive Officer and a director of Advanced Data Centers, Inc., a privately held telecommunications services company. From July 2001 to March 2002, Mr. Trudnak served as Vice President of Mid-Atlantic Sales for Equant N.V, a leading provider of global IP and data

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services to multinational companies. Prior to Equant's acquisition of Global
One, Inc., in July 2001, Mr. Trudnak served as an Executive Director for South East Region Sales for Global One from June 1998 to July 2001, and from January 1996 to June 1998, served as Managing Director of Global One's sales and operations in France and Germany. From November 1989 through December 1995, Mr. Trudnak served as director of facilities engineering and then Senior Group Manager for Sprint International, a global telecommunications services provider. Mr. Trudnak has over twenty-five years of diversified executive management, sales, business operations, technical and administrative experience in the telecommunications industry. Mr. Trudnak served in the Marine Corps from April 1972 through January 1976. Age 50.

Robert A. Dishaw, President, Chief Operating Officer and Director.

Since October 2002, Mr. Dishaw has been President and a director of RJL. From December 2000 to April 2002, Mr. Dishaw was the Executive Vice President and General Manager of Diagnos Inc., a publicly held Canadian company, which has developed and markets certain knowledge extraction software technology. From June 1999 to November 2000, Mr. Dishaw was a management consultant to certain public and private companies in the U.S. and Canada, providing capital raising, operational, sales and marketing services to such companies. From April 1997 to January 1999, Mr. Dishaw was President of HDB Communications, Inc., a private corporation that provided installation services for Canadian digital satellite providers. Mr. Dishaw served for more than seven years in the U.S. Air Force and for ten years in the U.S. Diplomatic Service serving as a Second Secretary for Administration/Political reporting at U.S. Embassies in Brazil, Guyana, Zaire, Burma and Czechoslovakia. Age 56.

Andrew J. Koralewicz, Director.

From July 1991 to the present, Mr. Koralewicz has been the President of Coral Systems International, Inc., a privately held technology consulting company, specializing in Internet solutions, design and integration. He has extensive background experience in information systems, wireless, analog, digital and communications systems design and development. Previously he was an Engineering Manager at Seagate Technology Worldwide Center in Delray Beach, Florida. Mr. Koralewicz received an M.S. Degree in Electrical Engineering from the Polytechnic Institute of Gdansk, Poland, and a B.S. Degree in Applied Physics from Nicholas Copernicus University of Torun, Poland. Age 47.

Walter Ludwig, Director

From January 2002 to the present, Mr. Ludwig has been President and Chief Executive Officer of Difference Engines Corporation, a privately held company that provides performance based image and video technology for the North American bio-medical market. From May 2000 to January 2002, Mr. Ludwig was an Executive Vice President for Scientific Data Systems Inc., a private corporation, creating next-generation video and image compression firmware tools for cable and satellite television, the Internet, and wireless platforms. From January 1999 to April 2000, Mr. Ludwig was President of Channelsee Networks, Inc., a privately held company that provided global-scale visual content network for internet, cable and wireless platforms. From September 1994 to January 1999, Mr. Ludwig was President of The Prospect Group a consulting, literary and foreign rights agency and book packaging company. Mr. Ludwig has more than twenty years international experience in marketing, management, and consulting in technology and media (television, publishing, and the Internet). Mr. Ludwig received a B.A. from the University of California at Los Angeles. Age 46.

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Item 2. Acquisition of Assets
        ---------------------

         Effective June 26, 2003, the Company completed the acquisition of 100% of the issued and outstanding shares of equity securities of RJL pursuant to the consummation of the Agreement and Plan described in Item 1 above.

         The Company incorporates by reference herein the information set forth in Item 1 above.


Item 7. Financial Statements and Exhibits
        ---------------------------------

         (a) Financial Statements of business to be acquired.
             ------------------------------------------------

         As of the time that this Current Report on Form 8-K is being filed with the Commission, it is not practical for the Company to provide financial statements required pursuant to Item 7(a) of the Form 8-K giving effect to the Reverse Acquisition. The Company anticipates that such financial statements will be filed on or about August 15, 2003, but in any event not later than 60 days after the date that this Current Report is required to be filed.

         (b) Pro forma financial information.
             --------------------------------

         As of the date that this Report on Form 8-K is being filed with the Commission, it is impractical for the Company to provide the pro forma financial information required pursuant to Item 7(b) of Form 8-K giving effect to the consummation of the Reverse Acquisition. The Company anticipates that such pro forma financial information will be filed with the Commission on or about August 15, 2003, but in any event not later than 60 days after the date that this Current Report is required to be filed.

         (c) Exhibits.
             ---------

2.1 Amended and Restated Agreement and Plan of Reorganization, dated effective as of June 12, 2003, by and among Guardian Technologies International, Inc., RJL Marketing Services Inc. and the Shareholders of RJL Marketing Services Inc.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: June 26, 2003                    By: /s/ Robert A. Dishaw
                                           -------------------------------------
                                           Robert A. Dishaw, President